Exhibit 99.2

Fourth Quarter 2008

Supplemental Operating and Financial Data

for the Quarter Ended December 31, 2008

Contact:	6110 Executive Boulevard
Sara Grootwassink	Suite 800
Executive Vice President and	Rockville, MD 20852
Chief Financial Officer	(301) 984-9400
Direct Dial: (301) 255-0820	(301) 984-9610 fax
E-mail: sgrootwassink@writ.com

Company Background and Highlights

Fourth Quarter 2008

Washington Real Estate Investment Trust (the “Company”) is a self-administered, self-managed, equity real estate investment trust investing in income-producing properties in the greater Washington metro region. WRIT is diversified, as it invests in office, industrial/flex, medical office, retail, and multifamily properties and land for development.

During 2008, WRIT acquired $257 million of assets, disposed of $41 million of assets and executed 1.5 million square feet of lease transactions. WRIT further strengthened its balance sheet by raising over $190 million of equity capital. WRIT also increased the availability under its syndicated credit facility and repurchased convertible notes. Also, WRIT announced its 188th consecutive quarterly dividend per share at equal or increasing rates.

In 2008, WRIT acquired one office property for $181.4 million, one multifamily property for $58.3 million, one industrial/flex property for $11.2 million and one medical office property for $6.5 million. The acquisitions added approximately 290,000 square feet to the office portfolio, 374 units to the multifamily portfolio, 150,000 square feet to the industrial/flex portfolio and 36,000 square feet to the medical office portfolio. WRIT disposed of two industrial/flex properties for $41.1 million, achieving a net book gain of $15.3 million on the sale.

In the fourth quarter, WRIT acquired 2445 M Street, NW, a 290,000 square foot Class A office building with a two-level parking garage in Washington, D.C. for $181.4 million. 2445 M Street is located in the established West End neighborhood, on the northeast corner of 25th and M Streets, strategically positioned between Georgetown and the Central Business District. The property is 100% occupied by two high-quality tenants under long-term leases. The Advisory Board Company occupies 180,000 square feet and Patton Boggs LLP occupies 110,000 square feet. WRIT assumed a $101.9 million loan with a fixed interest rate of 5.619% per annum and eight years remaining on its term. The investment is expected to achieve a first-year, leveraged yield of 6.7% on a cash basis and 7.2% on a GAAP basis.

During the year, WRIT made great progress in leasing several ground-up development projects. In September, WRIT announced the execution of two office leases totaling 154,000 square feet at Dulles Station, a 180,000 square foot development project of Class A office and retail space located in Herndon, VA. The property is currently 86% leased, as IBM (NYSE: IBM) will occupy 123,000 square feet and National Student Clearinghouse will occupy 31,000 square feet.

Bennett Park is a ground-up development project in Arlington, VA consisting of high-rise and mid-rise Class A apartment buildings with a total of 224 units and 5,900 square feet of retail space. The apartments were 78% leased at year-end.

At the beginning of the year, WRIT began delivering units at The Clayborne Apartments in Alexandria, VA. The development project is adjacent to our 800 South Washington retail property, and consists of a 74-unit Class A apartment building with 2,600 square feet of additional retail space. The apartments were 64% leased at year-end.

In 2008, WRIT executed 1.5 million square feet of commercial lease transactions with an average term of five years. The average rental rate increase on new and renewal leases was 19.4% on a GAAP basis and 7.7% on a cash basis. Tenant improvements averaged $8.44 per square foot for the year. WRIT focuses on tenant diversification and as of year-end 2008 there are no tenants that account for more than 5% of WRIT’s annual rental revenue.

In 2008, WRIT raised over $190 million of equity, increased short-term borrowing capacity, refinanced short-term debt, and repurchased convertible notes. In January, WRIT exercised a portion of the accordion feature on one of its unsecured revolving credit facilities, increasing its total short-term borrowing capacity to $337 million at a rate of LIBOR plus 0.425%. In February, WRIT completed an extinguishment of debt on $60 million of 10-year Mandatory Par Put Remarketed Securites (“MOPPRS”), resulting in an $8.4 million non-recurring charge. WRIT refinanced the 6.74% debt with a $100 million 2-year term loan, which was swapped for a fixed rate of 4.45%. The remaining proceeds were used to pay down outstandings under its credit facilities.

In the second quarter, WRIT issued $90.5 million of equity at $34.80 per share and refinanced $81 million of short-term debt by entering into three mortgage loans at a rate of 5.71% and an 8-year maturity. In the third quarter, WRIT entered into a Sales Agency Financing Agreement (“SAFE”) with BNY Mellon Capital Markets, LLC. Under the agreement, WRIT may offer and sell up to $150 million of common shares for a period of no more than 36 months. In September, WRIT issued an aggregate of 1,141,410 shares at $36.15 per share for $41.2 million in gross proceeds through the agreement. In October, WRIT completed a $60.4 million offering of 1.725 million common shares at $35.00 per share. WRIT used the net proceeds from each offering to repay borrowings under its lines of credit and for general corporate purposes. In December, WRIT repurchased $16 million of its $260 million senior convertible notes. WRIT repurchased the notes at a discount price of 75% of par for $12 million. In conjunction with the repurchase, WRIT reported a gain of approximately $3.5 million.

As of December 31, 2008, WRIT owned a diversified portfolio of 93 properties consisting of 28 office properties, 22 industrial/flex properties, 17 medical office properties, 14 retail centers, 12 multifamily properties and land for development. WRIT’s dividends have increased every year for 38 consecutive years. WRIT shares are publicly traded on the New York Stock Exchange (NYSE:WRE).

Net Operating Income Contribution by Sector - Fourth Quarter 2008

With investments in the multifamily, retail, industrial/flex, office and medical office segments, WRIT is uniquely diversified. This balanced portfolio provides stability during market fluctuations in specific property types.

Fourth Quarter 2008 Acquisitions

2445 M Street, NW

Washington, DC

Certain statements in the supplemental disclosures which follow are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to, the effect of the current credit and financial market conditions, the availability and cost of capital, fluctuations in interest rates, tenants’ financial conditions, the timing and pricing of lease transactions, levels of competition, the effect of government regulation, the impact of newly adopted accounting principles, changes in general and local economic and real estate market conditions, and other risks and uncertainties detailed from time to time in our filings with the SEC, including our 2007 Form 10-K and our third-quarter 2008 10-Q. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Supplemental Financial and Operating Data
Table of Contents
December 31, 2008

Schedule	Page
Key Financial Data
Consolidated Statements of Operations	5
Consolidated Balance Sheets	6
Funds From Operations and Funds Available for Distribution	7
Earnings Before Interest Taxes Depreciation and Amortization (EBITDA)	8

Capital Analysis
Long-Term Debt Analysis	9-10
Capital Analysis	11

Portfolio Analysis
Core Portfolio Net Operating Income (NOI) Growth & Rental Rate Growth	12
Core Portfolio Net Operating Income (NOI) Summary	13
Core Portfolio Net Operating Income (NOI) Detail for the Quarter	14-15
Core Portfolio Net Operating Income (NOI) Detail for the Year	16-17
Core Portfolio & Overall Economic Occupancy Levels by Sector	18

Tenant Analysis
Commercial Leasing Summary	19-20
10 Largest Tenants - Based on Annualized Base Rent	21
Industry Diversification	22
Lease Expirations as of December 31, 2008	23

Growth and Strategy
2008 Acquisition and Disposition Summary	24
2008 Development Summary	25

Appendix
Schedule of Properties	26-27
Supplemental Definitions	28

Consolidated Statements of Operations

(In thousands, except per share data)

(unaudited)

Twelve Months Ended	Three Months Ended
OPERATING RESULTS	12/31/08	12/31/07	12/31/08	09/30/08	06/30/08	03/31/08	12/31/07
Real estate rental revenue	$282,312	$252,732	$73,085	$70,639	$68,992	$69,596	$66,802
Real estate expenses	(94,573)	(78,414)	(25,471)	(24,031)	(22,341)	(22,730)	(20,897)

187,739	174,318	47,614	46,608	46,651	46,866	45,905

Real estate depreciation and amortization	(86,429)	(69,136)	(23,630)	(21,422)	(21,020)	(20,357)	(18,826)

Income from real estate	101,310	105,182	23,984	25,186	25,631	26,509	27,079

Other income	1,073	1,875	277	338	220	238	480
Gain from non-disposal activities	17	1,303	—	17	—	—	—
Gain (loss) on extinguishment of debt	(4,956)	3,493	—	—	(8,449)	—
Interest expense	(69,909)	(61,906)	(17,515)	(17,148)	(17,582)	(17,664)	(16,400)
General and administrative	(12,321)	(15,099)	(3,350)	(2,780)	(3,111)	(3,080)	(3,675)

Income (loss) from continuing operations	15,214	31,355	6,889	5,613	5,158	(2,446)	7,484

Discontinued operations:
Income from operations of properties held for sale	2,352	5,504	353	266	775	958	958
Gain on sale of real estate	15,275	25,022	—	—	15,275	—	—

Income from discontinued operations	17,627	30,526	353	266	16,050	958	958

Net income (loss)	$32,841	$61,881	$7,242	$5,879	$21,208	$(1,488)	$8,442

Per Share Data
Net income (loss)	$0.67	$1.34	$0.14	$0.12	$0.44	$(0.03)	$0.18

Fully diluted weighted average shares outstanding	49,373	46,115	52,604	49,849	48,148	46,623	46,822

Percentage of Revenues:
Real estate expenses	33.5%	31.0%	34.9%	34.0%	32.4%	32.7%	31.3%
General and administrative	4.4%	6.0%	4.6%	3.9%	4.5%	4.4%	5.5%

Ratios:
EBITDA / Interest expense	2.5	x(1)	2.7	x	2.8	x	2.6	x	2.5	x	2.1	x (1)	2.7	x

Income from continuing operations/Total real estate revenue	5.4	%(1)	12.4%	9.4%	7.9%	7.5%	-3.5	% (1)	11.2%
Net income/Total real estate revenue	11.6	%(1)	24.5%	9.9%	8.3%	30.7%	-2.1	% (1)	12.6%

Note: Certain prior quarter amounts have been reclassified to conform to the current quarter presentation.

(1)	Includes the impact of the loss on extinguishment of debt of $8.4 million in the first quarter of 2008

Consolidated Balance Sheets

(In thousands)

(unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
	2008	2008	2008	2008	2007
Assets
Land	$416,576	$368,371	$334,221	$333,250	$325,490
Income producing property	1,868,500	1,751,057	1,679,649	1,660,770	1,621,679

	2,285,076	2,119,428	2,013,870	1,994,020	1,947,169
Accumulated depreciation and amortization	(401,539)	(382,261)	(363,620)	(345,523)	(327,759)

Net income producing property	1,883,537	1,737,167	1,650,250	1,648,497	1,619,410
Development in progress, including land held for development	23,630	23,469	58,760	58,784	98,321

Total real estate held for investment, net	1,907,167	1,760,636	1,709,010	1,707,281	1,717,731

Investment in real estate held for sale, net	12,526	12,546	12,615	36,220	36,562
Cash and cash equivalents	11,874	7,813	12,721	12,856	21,485
Restricted cash	18,823	47,074	48,868	7,637	6,030
Rents and other receivables, net of allowance for doubtful accounts	45,439	38,121	37,082	38,989	36,548
Prepaid expenses and other assets	115,401	104,291	85,129	87,453	78,394
Other assets related to properties sold or held for sale	161	211	16	1,762	1,576

Total Assets	$2,111,391	$1,970,692	$1,905,441	$1,892,198	$1,898,326

Liabilities and Shareholders’ Equity
Notes payable	$902,900	$918,873	$918,834	$918,783	$879,123
Mortgage notes payable	421,286	330,569	331,575	251,539	252,484
Lines of credit/short-term note payable	67,000	47,000	15,000	174,500	192,500
Accounts payable and other liabilities	70,575	65,724	59,114	57,543	63,327
Advance rents	9,016	9,291	8,788	9,378	9,537
Tenant security deposits	10,298	10,209	10,365	10,389	10,419
Other liabilities related to properties sold or held for sale	128	137	155	542	616

Total Liabilities	1,481,203	1,381,803	1,343,831	1,422,674	1,408,006

Minority interest	3,795	3,790	3,791	3,786	3,776

Shareholders’ Equity

Shares of beneficial interest, $0.01 par value; 100,000 shares authorized	526	508	496	468	468
Additional paid-in capital	756,341	696,885	653,816	563,174	561,492
Distributions in excess of net income	(128,139)	(112,570)	(96,873)	(96,660)	(75,416)
Accumulated other comprehensive income (loss)	(2,335)	276	380	(1,244)	—

Total Shareholders’ Equity	626,393	585,099	557,819	465,738	486,544

Total Liabilities and Shareholders’ Equity	$2,111,391	$1,970,692	$1,905,441	$1,892,198	$1,898,326

Total Debt / Total Market Capitalization	0.48:1	0.41:1	0.46:1	0.46:1	0.47:1

Note: Certain prior quarter amounts have been reclassified to conform to the current quarter presentation.

Funds From Operations and Funds Available for Distribution

(In thousands, except per share data)

(unaudited)

	Twelve Months Ended		Three Months Ended
	12/31/08	12/31/07	12/31/2008	9/30/2008	6/30/2008	3/31/2008	12/31/2007
Funds from operations(1)
Net income	$32,841	$61,881	$7,242	$5,879	$21,208	$(1,488)	$8,442
Real estate depreciation and amortization	86,429	69,136	23,630	21,422	21,020	20,357	18,826
Gain from non-disposal activities	(17)	(1,303)	—	(17)	—	—	—
Discontinued operations:
Gain on sale	(15,275)	(25,022)	—	—	(15,275)	—	—
Real estate depreciation and amortization	469	1,889	—	123	178	168	259

Funds From Operations (FFO)	$104,447	$106,581	$30,872	$27,407	$27,131	$19,037	$27,527

FFO per share - basic	$2.13	$2.32	$0.59	$0.55	$0.57	$0.41	$0.59
FFO per share - fully diluted	$2.12	$2.31	$0.59	$0.55	$0.56	$0.41	$0.59

FFO per share - fully diluted, excluding gain (loss) on extinguishment of debt	$2.22	$2.31	$0.52	$0.55	$0.56	$0.59	$0.59

Funds available for distribution(2)
Tenant Improvements	(11,350)	(16,587)	(2,759)	(1,452)	(5,029)	(2,110)	(5,026)
External and internal leasing commissions capitalized	(6,487)	(6,005)	(1,184)	(1,851)	(1,429)	(2,023)	(1,613)
Recurring capital improvements	(9,792)	(11,895)	(2,688)	(1,936)	(3,052)	(2,116)	(3,899)
Straight-line rent, net	(2,752)	(4,204)	(517)	(779)	(712)	(744)	(957)
Non-cash fair value interest expense	(827)	—	(827)	—	—	—	—
Non-real estate depreciation and amortization	3,971	3,572	988	996	987	1,000	1,011
Amortization of lease intangibles, net	(1,623)	(1,381)	(47)	(533)	(537)	(506)	(191)
Amortization and expensing of restricted share and unit compensation	2,538	4,088	417	706	716	699	850
Other	—	1,303	—		—	—	—

Funds Available for Distribution (FAD)	$78,125	$75,472	$24,255	$22,558	$18,075	$13,237	$17,702

Total Dividends Paid	$85,299	$77,736	$22,666	$21,533	$21,376	$19,724	$19,723

Average shares - basic	49,138	45,911	52,358	49,599	47,933	46,623	46,604
Average shares - fully diluted	49,373	46,115	52,604	49,849	48,148	46,623	46,822

(1)

Funds From Operations (“FFO”) – The National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) defines FFO (April, 2002 White Paper) as net income (computed in accordance with generally accepted accounting principles (“GAAP”)) excluding gains (or losses) from sales of property plus real estate depreciation and amortization. We consider FFO to be a standard supplemental measure for equity real estate investment trusts (“REITs”) because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which historically assumes that the value of real estate assets diminishes predictably over time. Since real estate values have instead historically risen or fallen with market conditions, we believe that FFO more accurately provides investors an indication of our ability to incur and service debt, make capital expenditures and fund other needs. FFO is a non-GAAP measure.

(2)

Funds Available for Distribution (“FAD”) is calculated by subtracting from FFO (1) recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream and (2) straight line rents, then adding (3) non-real estate depreciation and amortization and adding or subtracting the amortization of lease intangibles as appropriate. FAD is included herein, because we consider it to be a measure of a REIT’s ability to incur and service debt and to distribute dividends to its shareholders. FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Earnings Before Interest Taxes Depreciation and Amortization (EBITDA)

(In thousands)

(unaudited)

	Twelve Months Ended		Three Months Ended
	12/31/08	12/31/07	12/31/08	09/30/08	06/30/08	03/31/08	12/31/07
EBITDA(1)

Net income	$32,841	$61,881	$7,242	$5,879	$21,208	$(1,488)	$8,442
Add:
Interest expense	69,909	61,906	17,515	17,148	17,582	17,664	16,400
Real estate depreciation and amortization	86,898	71,025	23,630	21,545	21,198	20,525	19,085
Non-real estate depreciation	1,175	878	315	299	285	276	277
Less:
Gain on sale of real estate	(15,275)	(25,022)	—	—	(15,275)	—	—
Gain from non-disposal activities	(17)	(1,303)	—	(17)	—	—	—
Other income	(1,073)	(1,875)	(277)	(338)	(220)	(238)	(480)

EBITDA	$174,458	$167,490	$48,425	$44,516	$44,778	$36,739	$43,724

(1)

EBITDA is earnings before interest, taxes, depreciation and amortization. We consider EBITDA to be an appropriate supplemental performance measure because it eliminates depreciation, interest and the gain (loss) from property dispositions, which permits investors to view income from operations without the effect of non-cash depreciation or the cost of debt. EBITDA is a non-GAAP measure.

Long-Term Debt Analysis

(In thousands, except per share amounts)

	December 31,		September 30,	June 30,	March 31,	December 31,
	2008		2008	2008	2008	2007
Balances Outstanding

Secured
Conventional fixed rate	$421,286	(1)	$330,569	$331,575	$251,539	$252,484

Secured total	421,286		330,569	331,575	251,539	252,484

Unsecured
Fixed rate bonds and notes	902,900		918,873	918,834	918,783	879,123
Credit facility	67,000		47,000	15,000	174,500	192,500

Unsecured total	969,900		965,873	933,834	1,093,283	1,071,623

Total	$1,391,186		$1,296,442	$1,265,409	$1,344,822	$1,324,107

Average Interest Rates

Secured
Conventional fixed rate	6.1	%(1)	5.8%	5.8%	5.8%	5.8%

Secured total	6.1%		5.8%	5.8%	5.8%	5.8%

Unsecured
Fixed rate bonds	5.0%		5.0%	5.0%	5.0%	5.2%
Credit facilities	1.5%		2.9%	5.1%	5.1%	5.4%

Unsecured total	4.8%		4.9%	5.0%	5.0%	5.2%

Average	5.2%		5.1%	5.2%	5.2%	5.3%

Note: The current balances outstanding of the secured and unsecured fixed rate bonds and notes are shown net of discounts/premiums in the amount of $8,104,825 and $1,099,869, respectively.

(1)

Includes the impact of the $101.9 million loan with an interest rate of 5.619% per annum assumed with the purchase of 2445 M Street during the fourth quarter of 2008. In purchase accounting, the loan was recorded at its estimated fair value of $91.7 million. The combined interest and discount amortization give the loan a fair value interest rate of 7.25%.

Long-Term Debt Analysis

(In thousands, except per share amounts)

Continued from previous page

	Future Maturities of Debt
Year	Secured Debt	Unsecured Debt	Credit Facilities	Total Debt	Average Interest Rate
2009	$53,725	$—	$—	$53,725	7.0%
2010	25,424	100,000	67,000	192,424	3.6%
2011 (1)	12,812	150,000	—	162,812	5.9%
2012	20,800	50,000	—	70,800	5.0%
2013	106,032	60,000	—	166,032	5.5%
2014	884	100,000	—	100,884	5.3%
2015	19,373	150,000	—	169,373	5.3%
2016	81,582	—	—	81,582	5.7%
2017	102,449	—	—	102,449	7.2%
Thereafter (1)	6,310	294,000	—	300,310	4.5%

Total maturities	$429,391	$904,000	$67,000	$1,400,391	5.2%

Weighted average maturity = 7.2 years

(1)	3.875% convertible notes 2026 in the aggregate principal amount of $244 million are puttable at par in September, 2011.

Capital Analysis

(In thousands, except per share amounts)

	December 31,		September 30,		June 30,		March 31,		December 31,
	2008		2008		2008		2008		2007
Market Data

Shares Outstanding	52,434		50,661		49,461		46,716		46,682
Market Price per Share	$28.30		$36.63		$30.05		$33.42		$31.41
Equity Market Capitalization	$1,483,882		$1,855,712		$1,486,303		$1,561,249		$1,466,282

Total Debt	$1,391,186		$1,296,442		$1,265,409		$1,344,822		$1,324,107
Total Market Capitalization	$2,875,068		$3,152,154		$2,751,712		$2,906,071		$2,790,389

Total Debt to Market Capitalization	0.48:1		0.41:1		0.46:1		0.46:1		0.47:1

Earnings to Fixed Charges(1)	1.4	x	1.3	x	1.3	x	0.8	x (3)	1.3	x
Debt Service Coverage Ratio(2)	2.6	x	2.5	x	2.4	x	1.9	x (3)	2.5	x

Dividend Data

Total Dividends Paid	$22,666		$21,533		$21,376		$19,724		$19,723
Common Dividend per Share	$0.4325		$0.4325		$0.4325		$0.4225		$0.4225
Payout Ratio (FFO per share basis)	73.3%		78.6%		77.2%		103.0%		71.6%

(1)

The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized.

(2)

Debt service coverage ratio is computed by dividing earnings before interest income and expense, depreciation, amortization and gain on sale of real estate by interest expense and principal amortization.

(3)	Includes the impact of the loss on extinguishment of debt of $8.4 million and the write off of related note premium in the first quarter of 2008.

Core Portfolio Net Operating Income (NOI) Growth & Rental Rate Growth

2008 vs. 2007

Cash Basis

	Fourth Quarter(1)		Year(2)
	NOI	Rental Rate	NOI	Rental Rate
Sector	Growth	Growth	Growth	Growth
Multifamily	2.1%	1.8%	3.4%	1.7%
Office Buildings	-2.6%	2.9%	2.1%	2.7%
Medical Office Buildings	-1.1%	3.3%	1.1%	3.1%
Retail Centers	-7.8%	4.2%	0.2%	3.7%
Industrial / Flex Properties	-9.5%	3.3%	-2.3%	3.2%

Overall Core Portfolio	-4.0%	3.1%	1.0%	2.8%

GAAP Basis

	Fourth Quarter(1)		Year(2)
	NOI	Rental Rate	NOI	Rental Rate
Sector	Growth	Growth	Growth	Growth
Multifamily	2.1%	1.8%	3.4%	1.7%
Office Buildings	-3.9%	2.3%	-0.1%	1.5%
Medical Office Buildings	-1.8%	2.0%	-0.2%	1.7%
Retail Centers	-17.3%	3.5%	-3.8%	2.9%
Industrial / Flex Properties	-8.5%	2.7%	-1.6%	2.4%

Overall Core Portfolio	-6.2%	2.4%	-0.7%	1.9%

[1]	Non-core properties were:

2008 acquisitions - 6100 Columbia Park Road, Sterling Medical Office Building, Kenmore Apartments and 2445 M Street

2008 sold properties - Sullyfield Center and The Earhart Building

2008 held for sale property - Avondale

2007 in development - Bennett Park, Clayborne Apartments and Dulles Station

2007 acquisition - 2000 M Street

[2]	Non-core properties were:

2008 acquisitions - 6100 Columbia Park Road, Sterling Medical Office Building, Kenmore Apartments and 2445 M Street

2008 sold properties - Sullyfield Center and The Earhart Building

2008 held for sale property - Avondale

2007 in development - Bennett Park, Clayborne Apartments and Dulles Station

2007 sold properties - Maryland Trade Centers I and II

2007 acquisitions - 270 Technology Park, Monument II, 2440 M Street, Woodholme Medical Office Building, Woodholme Center, Ashburn Farm Office Park, CentreMed I & II and 2000 M Street

Core Portfolio Net Operating Income (NOI) Summary

(In thousands)

	Three Months Ended December 31,
	2008	2007	% Change
Cash Basis:
Multifamily	$4,763	$4,664	2.1%
Office Buildings	16,808	17,251	-2.6%
Medical Office Buildings	6,969	7,050	-1.1%
Retail Centers	7,441	8,068	-7.8%
Industrial/Flex	7,003	7,740	-9.5%

	$42,984	$44,773	-4.0%

GAAP Basis:
Multifamily	$4,766	$4,668	2.1%
Office Buildings	16,899	17,577	-3.9%
Medical Office Buildings	7,307	7,444	-1.8%
Retail Centers	6,966	8,420	-17.3%
Industrial/Flex	7,075	7,731	-8.5%

	$43,013	$45,840	-6.2%

Core Portfolio Net Operating Income (NOI) Detail

(In thousands)

	Three Months Ended December 31, 2008
	Multifamily	Office	Medical Office	Retail	Industrial	Corporate and Other	Total
Real estate rental revenue
Core Portfolio	$8,170	$26,036	$10,794	$9,740	$9,689	$—	$64,429
Non-core - acquired and in development [1]	3,045	5,055	157	—	399	—	8,656

Total	11,215	31,091	10,951	9,740	10,088	—	73,085

Real estate expenses
Core Portfolio	3,404	9,137	3,487	2,774	2,614	—	21,416
Non-core - acquired and in development [1]	1,657	2,134	125	—	139	—	4,055

Total	5,061	11,271	3,612	2,774	2,753	—	25,471

Net Operating Income (NOI)
Core Portfolio	4,766	16,899	7,307	6,966	7,075	—	43,013
Non-core - acquired and in development [1,3]	1,388	2,921	32	—	260	—	4,601

Total	$6,154	$19,820	$7,339	$6,966	$7,335	$—	$47,614

Core Portfolio NOI GAAP Basis (from above)	$4,766	$16,899	$7,307	$6,966	$7,075	$—	$43,013
Straight-line revenue, net for core properties	(3)	(46)	(181)	91	(55)	—	(194)
FAS 141 Min Rent	—	(50)	(157)	381	(22)	—	152
Amortization of lease intangibles for core properties	—	5	—	3	5	—	13

Core portfolio NOI, Cash Basis	$4,763	$16,808	$6,969	$7,441	$7,003	$—	$42,984

Reconciliation of NOI to Net Income
Total NOI	$6,154	$19,820	$7,339	$6,966	$7,335	$—	$47,614
Other income	—	—	—	—	—	277	277
Gain from non-disposal activities	—	—	—	—	—	—	—
Interest expense	(2,118)	(1,434)	(1,403)	(335)	(248)	(11,977)	(17,515)
Depreciation and amortization	(4,504)	(10,068)	(3,683)	(1,997)	(3,136)	(242)	(23,630)
General and administrative	—	—	—	—	—	(3,350)	(3,350)
Discontinued operations[2]	353	—	—	—	—	—	353
Gain on extinguishment of debt	—	—	—	—	—	3,493	3,493

Net Income	$(115)	$8,318	$2,253	$4,634	$3,951	$(11,799)	$7,242

[1]	Non-core acquired and in development properties:

2008 acquisitions - 6100 Columbia Park Road, Sterling Medical Office Building,Kenmore Apartments and 2445 M Street.

2007 in development - Bennett Park, Clayborne Apartments and Dulles Station.

2007 acquisition - 2000 M Street.

[2]	Discontinued operations include: Held for Sale Property - Avondale.

[3]	Office non-core NOI reflects costs of $276,000 related to the lease-up of Dulles Station, Phase I.

Core Portfolio Net Operating Income (NOI) Detail

(In thousands)

	Three Months Ended December 31, 2007
	Multifamily	Office	Medical Office	Retail	Industrial	Corporate and Other	Total
Real estate rental revenue
Core Portfolio	$7,911	$26,403	$10,770	$10,698	$10,122	$—	$65,904
Non-core - acquired and in development [1]	206	692	—	—	—	—	898

Total	8,117	27,095	10,770	10,698	10,122	—	66,802

Real estate expenses
Core Portfolio	3,243	8,826	3,326	2,278	2,391	—	20,064
Non-core - acquired and in development [1]	318	515	—	—	—	—	833

Total	3,561	9,341	3,326	2,278	2,391	—	20,897

Net Operating Income (NOI)
Core Portfolio	4,668	17,577	7,444	8,420	7,731	—	45,840
Non-core - acquired and in development [1]	(112)	177	—	—	—	—	65

Total	$4,556	$17,754	$7,444	$8,420	$7,731	$—	$45,905

Core Portfolio NOI GAAP Basis (from above)	$4,668	$17,577	$7,444	$8,420	$7,731	$—	$45,840
Straight-line revenue, net for core properties	(5)	(280)	(257)	(230)	(140)	—	(912)
FAS 141 Min Rent	—	(52)	(137)	(125)	144	—	(170)
Amortization of lease intangibles for core properties	1	6	—	3	5	—	15

Core portfolio NOI, Cash Basis	$4,664	$17,251	$7,050	$8,068	$7,740	$—	$44,773

Reconciliation of NOI to Net Income
Total NOI	$4,556	$17,754	$7,444	$8,420	$7,731	$—	$45,905
Other income	—	—	—	—	—	480	480
Gain from non-disposal activities	—	—	—	—	—	—	—
Interest expense	(913)	(865)	(1,423)	(340)	(248)	(12,611)	(16,400)
Depreciation and amortization	(2,170)	(8,102)	(3,596)	(1,756)	(3,060)	(142)	(18,826)
General and administrative	—	—	—	—	—	(3,675)	(3,675)
Discontinued operations[2]	180	—	—	—	778	—	958
Gain on sale of real estate	—	—	—	—	—	—	—

Net Income	$1,653	$8,787	$2,425	$6,324	$5,201	$(15,948)	$8,442

[1]	Non-core acquired and in development properties were:

2007 in development - Bennett Park, Clayborne Apartments and Dulles Station.

2007 acquisition - 2000 M Street.

[2]	Discontinued operations include: Sold Properties - Sullyfield Center and The Earhart Building. Held for Sale Property - Avondale.

Core Portfolio Net Operating Income (NOI) Detail

(In thousands)

	Twelve Months Ended December 31, 2008
	Multifamily	Office	Medical Office	Retail	Industrial	Corporate and Other	Total
Real estate rental revenue
Core Portfolio	$32,199	$95,393	$29,510	$40,987	$37,184	$—	$235,273
Non-core - acquired and in development [1]	5,659	23,491	14,084	—	3,805	—	47,039

Total	37,858	118,884	43,594	40,987	40,989	—	282,312

Real estate expenses
Core Portfolio	13,315	33,243	8,897	9,646	9,573	—	74,674
Non-core - acquired and in development [1]	4,121	9,452	5,280	—	1,046	—	19,899

Total	17,436	42,695	14,177	9,646	10,619	—	94,573

Net Operating Income (NOI)
Core Portfolio	18,884	62,150	20,613	31,341	27,611	—	160,599
Non-core - acquired and in development [1,3]	1,538	14,039	8,804	—	2,759	—	27,140

Total	$20,422	$76,189	$29,417	$31,341	$30,370	$—	$187,739

Core Portfolio NOI GAAP Basis (from above)	$18,884	$62,150	$20,613	$31,341	$27,611	$—	$160,599
Straight-line revenue, net for core properties	(15)	(338)	(141)	(405)	(384)	—	(1,283)
FAS 141 Min Rent	—	9	(51)	15	127	—	100
Amortization of lease intangibles for core properties	1	8	—	13	20	—	42

Core portfolio NOI, Cash Basis	$18,870	$61,829	$20,421	$30,964	$27,374	$—	$159,458

Reconciliation of NOI to Net Income
Total NOI	$20,422	$76,189	$29,417	$31,341	$30,370	$—	$187,739
Other income	—	—	—	—	—	1,073	1,073
Gain from non-disposal activities	—	—	—	—	—	17	17
Interest expense	(6,514)	(3,987)	(5,622)	(1,339)	(983)	(51,464)	(69,909)
Depreciation and amortization	(13,431)	(37,862)	(14,441)	(7,498)	(12,409)	(788)	(86,429)
General and administrative	—	—	—	—	—	(12,321)	(12,321)
Discontinued operations[2]	861	—	—	—	1,491	—	2,352
Loss on extinguishment of debt						(4,956)	(4,956)
Gain on sale of real estate	—	—	—	—	—	15,275	15,275

Net Income	$1,338	$34,340	$9,354	$22,504	$18,469	$(53,164)	$32,841

[1]	Non-core acquired and in development properties:

2008 acquisitions - 6100 Columbia Park Road, Sterling Medical Office Building, Kenmore Apartments and 2445 M Street.

2007 in development - Bennett Park, Clayborne Apartments and Dulles Station.

2007 acquisitions - 270 Technology Park, Monument II, 2440 M Street, Woodholme Medical Office Building, Woodholme Center, Ashburn Farm Office Park, CentreMed I & II and 2000 M Street.

[2]	Discontinued operations include: Sold Properties - Sullyfield Center and The Earhart Building. Held for Sale Property - Avondale.

[3]	Office non-core NOI reflects costs of $498,000 related to the lease-up of Dulles Station, Phase I.

Core Portfolio Net Operating Income (NOI) Detail

(In thousands)

	Twelve Months Ended December 31, 2007
	Multifamily	Office	Medical Office	Retail	Industrial	Corporate and Other	Total
Real estate rental revenue
Core Portfolio	$31,089	$94,446	$29,314	$41,512	$37,037	$—	$233,398
Non-core - acquired and in development [1]	275	8,177	8,533	—	2,349	—	19,334

Total	31,364	102,623	37,847	41,512	39,386	—	252,732

Real estate expenses
Core Portfolio	12,823	32,217	8,654	8,921	8,986	—	71,601
Non-core - acquired and in development [1]	639	2,641	2,997	—	536	—	6,813

Total	13,462	34,858	11,651	8,921	9,522	—	78,414

Net Operating Income (NOI)
Core Portfolio	18,266	62,229	20,660	32,591	28,051	—	161,797
Non-core - acquired and in development [1]	(364)	5,536	5,536	—	1,813	—	12,521

Total	$17,902	$67,765	$26,196	$32,591	$29,864	$—	$174,318

Core Portfolio NOI GAAP Basis (from above)	$18,266	$62,229	$20,660	$32,591	$28,051	$—	$161,797
Straight-line revenue, net for core properties	(24)	(1,508)	(293)	(1,022)	(433)	—	(3,280)
FAS 141 Min Rent	—	(163)	(164)	(679)	384	—	(622)
Amortization of lease intangibles for core properties	3	20	—	13	20	—	56

Core portfolio NOI, Cash Basis	$18,245	$60,578	$20,203	$30,903	$28,022	$—	$157,951

Reconciliation of NOI to Net Income
Total NOI	$17,902	$67,765	$26,196	$32,591	$29,864	$—	$174,318
Other income	—	—	—	—	—	1,875	1,875
Gain from non-disposal activities	—	—	—	—	—	1,303	1,303
Interest expense	(3,653)	(3,453)	(5,066)	(1,360)	(997)	(47,377)	(61,906)
Depreciation and amortization	(6,889)	(30,148)	(12,594)	(7,252)	(11,745)	(508)	(69,136)
General and administrative	—	—	—	—	—	(15,099)	(15,099)
Discontinued operations[2]	784	2,474	—	—	2,246	—	5,504
Gain on sale of real estate	—	—	—	—	—	25,022	25,022

Net Income	$8,144	$36,638	$8,536	$23,979	$19,368	$(34,784)	$61,881

[1]	Non-core acquired and in development properties:

2007 in development - Bennett Park, Clayborne Apartments and Dulles Station.

2007 acquisitions - 270 Technology Park, Monument II, 2440 M Street, Woodholme Medical Office Building, Woodholme Center, Ashburn Farm Office Park, CentreMed I & II and 2000 M Street.

[2]	Discontinued operations include: Sold Properties - Maryland Trade Center I and II, Sullyfield Center and The Earhart Building. Held for Sale Property - Avondale.

Core Portfolio & Overall Economic Occupancy Levels by Sector

Q4 2008 vs. Q4 2007

GAAP Basis

	Core Portfolio		All Properties
Sector	4th QTR 2008	4th QTR 2007	4th QTR 2008	4th QTR 2007
Multifamily	93.2%	91.2%	87.6%	84.9%

Office Buildings	93.5%	95.4%	93.2%	95.5%

Medical Office Buildings	96.0%	98.1%	95.2%	98.1%

Retail Centers	94.8%	96.1%	94.8%	96.1%

Industrial / Flex Properties	92.3%	95.7%	92.5%	95.5%

Overall Portfolio	93.9%	95.4%	92.6%	94.3%

Commercial Leasing Summary

Three and Twelve months ended 12/31/08

	4th Quarter 2008		Year-To-Date
Gross Leasing Square Footage
Office Buildings	127,876		567,701
Medical Office Buildings	61,607		183,341
Retail Centers	32,024		186,188
Industrial Centers	85,745		570,863

Total	307,252		1,508,093

Weighted Average Term (yrs)
Office Buildings	5.9		5.4
Medical Office Buildings	8.5		6.4
Retail Centers	5.0		6.7
Industrial Centers	2.3		3.6

Total	5.3		5.0

	GAAP	CASH	GAAP	CASH
Rental Rate Increases:
Rate on expiring leases
Office Buildings	$25.58	$26.32	$27.86	$28.91
Medical Office Buildings	32.59	33.73	30.66	31.97
Retail Centers	27.08	25.82	20.71	21.08
Industrial Centers	9.65	9.87	10.28	10.87

Total	$22.69	$23.16	$20.67	$21.49

Rate on new and renewal leases
Office Buildings	$29.65	$27.53	$32.46	$30.48
Medical Office Buildings	41.07	36.66	37.82	34.79
Retail Centers	30.98	30.30	26.27	24.54
Industrial Centers	12.18	11.85	12.19	11.66

Total	$27.20	$25.27	$24.68	$23.15

Percentage Increase
Office Buildings	15.90%	4.61%	16.51%	5.43%
Medical Office Buildings	26.04%	8.70%	23.35%	8.84%
Retail Centers	14.38%	17.35%	26.87%	16.41%
Industrial Centers	26.31%	20.16%	18.54%	7.25%

Total	19.87%	9.13%	19.41%	7.73%

Note: The information presented excludes leases executed during the year-to-date period for a development property: Dulles Station, Phase I.

Commercial Leasing Summary

Continued from previous page

Three and Twelve months ended 12/31/08

	4th Quarter 2008		Year-To-Date
	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot
Tenant Improvements
Office Buildings	$2,656,104	$20.77	$7,530,587	$13.27
Medical Office Buildings	1,697,637	27.56	3,504,725	19.12
Retail Centers	68,516	2.14	683,401	3.67
Industrial Centers	288,738	3.37	1,009,173	1.77

Subtotal	$4,710,995	$15.33	$12,727,886	$8.44

	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot
Leasing Costs
Office Buildings	$1,360,372	$10.64	$4,332,316	$7.63
Medical Office Buildings	483,042	7.84	1,296,703	7.07
Retail Centers	190,277	5.94	789,262	4.24
Industrial Centers	99,341	1.16	1,008,006	1.77

Subtotal	$2,133,032	$6.94	$7,426,287	$4.92

	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot
Tenant Improvements and Leasing Costs
Office Buildings	$4,016,476	$31.41	$11,862,903	$20.90
Medical Office Buildings	2,180,679	35.40	4,801,428	26.19
Retail Centers	258,793	8.08	1,472,663	7.91
Industrial Centers	388,079	4.53	2,017,179	3.53

Total	$6,844,027	$22.27	$20,154,173	$13.36

Note: The information presented excludes leases executed during the year-to-date period for a development property: Dulles Station, Phase I.

10 Largest Tenants - Based on Annualized Rent

December 31, 2008

Tenant	Number of Buildings	Weighted Average Remaining Lease Term in Months	Percentage of Aggregate Portfolio Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Occupied Square Feet
World Bank	1	35	4.21%	210,354	2.10%

Advisory Board Company	1	125	2.65%	180,925	1.81%

Sunrise Assisted Living, Inc.	1	57	2.43%	184,202	1.84%

General Services Administration	9	17	1.94%	262,698	2.63%

IBM Corporation	2	122	1.89%	134,734	1.35%

Patton Boggs LLP	1	100	1.79%	110,566	1.11%

INOVA Health System	6	52	1.65%	102,866	1.03%

Lafarge North America, Inc	1	19	1.27%	80,610	0.81%

URS Corporation	1	60	1.16%	84,970	0.85%

George Washington University	2	86	1.11%	77,538	0.78%

Total/Weighted Average		64	20.10%	1,429,463	14.31%

Industry Diversification

December 31, 2008

Industry Classification (NAICS)	Annualized Base Rental Revenue	Percentage of Aggregate Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Square Feet
Professional, Scientific and Technical Services	$58,282,662	26.67%	2,255,741	22.55%

Ambulatory Health Care Services	40,243,186	18.41%	1,343,825	13.44%

Credit Intermediation and Related Activities	15,161,949	6.94%	395,922	3.96%

Executive, Legislative & Other General Government	8,100,458	3.71%	415,658	4.16%

Educational Services	6,546,064	3.00%	244,996	2.45%

Religious, Grantmaking, Civic, Professional	6,538,497	2.99%	206,898	2.07%

Nursing and Residential Care Facilities	5,890,480	2.70%	214,534	2.15%

Food Services and Drinking Places	5,692,721	2.61%	222,864	2.23%

Administrative and Support Services	5,612,254	2.57%	369,525	3.70%

Food and Beverage Stores	4,095,080	1.87%	256,562	2.57%

Furniture and Home Furnishing Stores	4,009,660	1.84%	237,741	2.38%

Merchant Wholesalers-Durable Goods	3,595,320	1.65%	368,170	3.68%

Miscellaneous Store Retailers	3,539,530	1.62%	256,789	2.57%

Nonmetallic Mineral Product Manufacturing	3,140,533	1.44%	119,474	1.20%

Broadcasting (except Internet)	3,048,599	1.40%	87,939	0.88%

Personal and Laundry Services	3,032,914	1.39%	134,986	1.35%

Specialty Trade Contractors	3,008,786	1.38%	326,465	3.26%

Health & Personal Care Services	2,287,289	1.05%	78,379	0.78%

Clothing & Clothing Accessories Stores	2,235,437	1.02%	141,486	1.42%

Real Estate	2,218,386	1.02%	84,424	0.84%

Merchant Wholesalers-Non Durable Goods	2,114,315	0.97%	226,518	2.27%

Miscellaneous Manufacturing	1,866,488	0.85%	183,486	1.84%

Hospitals	1,810,354	0.83%	59,118	0.59%

Sporting Goods/Books/Hobby/Music Stores	1,748,490	0.80%	125,674	1.26%

Construction of Buildings	1,702,020	0.78%	111,142	1.11%

Amusement, Gambling and Recreation industries	1,685,574	0.77%	137,802	1.38%

General Merchandise Stores	1,670,304	0.76%	222,430	2.22%

Insurance Carriers and Related Activities	1,513,016	0.69%	69,126	0.69%

Telecommunications	1,235,896	0.57%	43,907	0.44%

Other	16,938,407	7.70%	1,060,048	10.56%

Total	$218,564,669	100.00%	$10,001,629	100.00%

Lease Expirations

December 31, 2008

Year	Number of Leases	Rentable Square Feet	Percent of Rentable Square Feet	Annualized Rent *	Average Rental Rate	Percent of Annualized Rent *
Office:
2009	130	413,337	10.68%	$11,766,071	$28.47	9.10%
2010	132	788,827	20.38%	25,718,567	32.60	19.90%
2011	114	557,379	14.40%	18,444,780	33.09	14.27%
2012	73	331,730	8.57%	10,313,670	31.09	7.98%
2013	53	530,872	13.71%	16,571,791	31.22	12.82%
2014 and thereafter	96	1,249,182	32.26%	46,457,723	37.19	35.93%

	598	3,871,327	100.00%	$129,272,602	$33.39	100.00%

Medical Office:
2009	47	113,151	9.26%	$3,569,434	$31.55	7.98%
2010	54	167,862	13.73%	5,651,945	33.67	12.64%
2011	66	224,329	18.35%	7,778,259	34.67	17.40%
2012	43	141,375	11.57%	5,284,034	37.38	11.82%
2013	37	136,484	11.17%	4,748,464	34.79	10.62%
2014 and thereafter	91	439,106	35.92%	17,682,601	40.27	39.54%

	338	1,222,307	100.00%	$44,714,737	$36.58	100.00%

Retail:
2009	46	141,524	7.55%	$2,999,943	$21.20	8.16%
2010	52	306,471	16.35%	5,530,167	18.04	15.04%
2011	37	162,379	8.66%	3,091,544	19.04	8.41%
2012	38	140,319	7.49%	3,187,004	22.71	8.67%
2013	39	289,526	15.45%	4,501,508	15.55	12.24%
2014 and thereafter	88	834,270	44.50%	17,457,878	20.93	47.48%

	300	1,874,489	100.00%	$36,768,044	$19.61	100.00%

Industrial:
2009	54	490,430	15.81%	$4,627,737	$9.44	13.04%
2010	60	373,822	12.05%	4,406,597	11.79	12.42%
2011	65	578,622	18.65%	5,518,906	9.54	15.56%
2012	29	424,661	13.69%	5,027,686	11.84	14.17%
2013	0	489,158	15.76%	5,622,106	11.49	15.85%
2014 and thereafter	39	746,288	24.04%	10,277,562	13.77	28.96%

	247	3,102,981	100.00%	$35,480,594	$11.43	100.00%

Total:
2009	277	1,158,442	11.50%	$22,963,185	$19.82	9.33%
2010	298	1,636,982	16.25%	41,307,276	25.23	16.78%
2011	282	1,522,709	15.12%	34,833,489	22.88	14.15%
2012	183	1,038,085	10.31%	23,812,394	22.94	9.67%
2013	129	1,446,040	14.36%	31,443,869	21.74	12.77%
2014 and thereafter	314	3,268,846	32.46%	91,875,764	28.11	37.30%

	1,483	10,071,104	100.00%	$246,235,977	$24.45	100.00%

*	Annualized Rent is equal to the rental rate effective at lease expiration (cash basis) multiplied by 12.

2008 Acquisition and Disposition Summary

as of December 31, 2008

($’s in thousands)

Acquisition Summary

		Acquisition Date	Square Feet	Leased Percentage at Acquisition	December 31, 2008 Leased Percentage	Investment
6100 Columbia Park Road	Landover, MD	February 22, 2008	150,000	78%	100%	$11,200

Sterling Medical Office Building (1)	Sterling, VA	May 21, 2008	36,000	100%	100%	$6,500

Kenmore Apartments (374 units)	Washington, DC	September 3, 2008	269,000	96%	91%	$58,300

2445 M Street	Washington, DC	December 2, 2008	290,000	100%	100%	$181,400

Total			745,000			$257,400

Disposition Summary
		Disposition Date	Property Type	Square Feet	Sale Price	GAAP Gain
Sullyfield Center/The Earhart Building	Chantilly, VA	June 6, 2008	Industrial	336,000	$41,100	$15,300

(1)	The sellers of Sterling Medical Office Building agreed to lease 37% of the building’s space for a period of 12 - 18 months.

2008 Development Summary

as of December 31, 2008

($’s in thousands)

Property	Location	Total SF	Est. Total Investment		Investment to Date		Placed Into Service		Date Placed Into Service		Balance Sheet: Development In Progress	Percentage Leased
Value-Creation Pipeline
Dulles Station Phase II	Herndon, VA	360,000	n/a		$25,759	(1)	$8,009	(1)	n/a	(1)	$17,750	n/a

Kenmore Avenue	Alexandria, VA	tbd	n/a		4,793		—		n/a		4,793	n/a

Other	Various	n/a	n/a		819		—		n/a		819	n/a

					$31,371		$8,009				$23,362

Projects Placed in Service During 2007 and 2008
Dulles Station Phase I	Herndon, VA	180,000	$60,500		$44,594		$44,564		3Q07/ 3Q08	(2)	$30	86%

Bennett Park Apartments	Arlington, VA	268,000	86,900	(3)	86,275	(3)	86,103	(3)	4Q07		172	78%

Clayborne Apartments	Alexandria, VA	87,000	36,700	(4)	36,640	(4)	36,574	(4)	1Q08		66	64%

			$184,100		$167,509		$167,241				$268

(1)	Represents allocation of completed garage at Dulles Station to Phase II. The garage was placed into service in 3Q07.
(2)	The Dulles Station garage was placed into service in 3Q07, and the building was placed into service in 3Q08.
(3)	Includes shared garage investment at 1600 Wilson Boulevard of $4,625.
(4)	Includes shared garage and retail space investment at South Washington Street of $6,240.

Schedule of Properties

December 31, 2008

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET*
Office Buildings
1901 Pennsylvania Avenue	Washington, DC	1977	1960	97,000
51 Monroe Street	Rockville, MD	1979	1975	210,000
515 King Street	Alexandria, VA	1992	1966	76,000
The Lexington Building	Rockville, MD	1993	1970	46,000
The Saratoga Building	Rockville, MD	1993	1977	58,000
Brandywine Center	Rockville, MD	1993	1969	35,000
6110 Executive Boulevard	Rockville, MD	1995	1971	198,000
1220 19th Street	Washington, DC	1995	1976	102,000
1600 Wilson Boulevard	Arlington, VA	1997	1973	166,000
7900 Westpark Drive	McLean, VA	1997	1972/1986/1999	523,000
600 Jefferson Plaza	Rockville, MD	1999	1985	112,000
1700 Research Boulevard	Rockville, MD	1999	1982	101,000
Parklawn Plaza	Rockville, MD	1999	1986	40,000
Wayne Plaza	Silver Spring, MD	2000	1970	91,000
Courthouse Square	Alexandria, VA	2000	1979	113,000
One Central Plaza	Rockville, MD	2001	1974	267,000
The Atrium Building	Rockville, MD	2002	1980	80,000
1776 G Street	Washington, DC	2003	1979	263,000
Albemarle Point	Chantilly, VA	2005	2001	89,000
6565 Arlington Boulevard	Falls Church, VA	2006	1967/1998	140,000
West Gude Drive	Rockville, MD	2006	1984/1986/1988	276,000
The Ridges	Gaithersburg, MD	2006	1990	104,000
The Crescent	Gaithersburg, MD	2006	1989	49,000
Monument II	Herndon, VA	2007	2000	205,000
Woodholme Center	Pikesville, MD	2007	1989	73,000
2000 M Street	Washington, DC	2007	1971	227,000
Dulles Station	Herndon, VA	2005	2007	180,000
2445 M Street	Washington, DC	2008	1986	290,000

Subtotal				4,211,000

Medical Office Buildings
Woodburn Medical Park I	Annandale, VA	1998	1984	71,000
Woodburn Medical Park II	Annandale, VA	1998	1988	96,000
Prosperity Medical Center I	Merrifield, VA	2003	2000	92,000
Prosperity Medical Center II	Merrifield, VA	2003	2001	88,000
Prosperity Medical Center III	Merrifield, VA	2003	2002	75,000
Shady Grove Medical Village II	Rockville, MD	2004	1999	66,000
8301 Arlington Boulevard	Fairfax, VA	2004	1965	49,000
Alexandria Professional Center	Alexandria, VA	2006	1968	113,000
9707 Medical Center Drive	Rockville, MD	2006	1994	38,000
15001 Shady Grove Road	Rockville, MD	2006	1999	51,000
Plumtree Medical Center	Bel Air, MD	2006	1991	33,000
15005 Shady Grove Road	Rockville, MD	2006	2002	52,000
2440 M Street	Washington, DC	2007	1986/2006	110,000
Woodholme Medical Office Building	Pikesville, MD	2007	1996	125,000
Ashburn Office Park	Ashburn, VA	2007	1998/2000/2002	75,000
CentreMed I & II	Centreville, VA	2007	1998	52,000
Sterling Medical Office Building	Sterling, VA	2008	1986/2000	36,000

Subtotal				1,222,000

Retail Centers
Takoma Park	Takoma Park, MD	1963	1962	51,000
Westminster	Westminster, MD	1972	1969	151,000
Concord Centre	Springfield, VA	1973	1960	76,000
Wheaton Park	Wheaton, MD	1977	1967	72,000
Bradlee	Alexandria, VA	1984	1955	168,000
Chevy Chase Metro Plaza	Washington, DC	1985	1975	49,000
Montgomery Village Center	Gaithersburg, MD	1992	1969	198,000
Shoppes of Foxchase (1)	Alexandria, VA	1994	1960	134,000
Frederick County Square	Frederick, MD	1995	1973	227,000
800 S. Washington Street	Alexandria, VA	1998/2003	1955/1959	44,000
Centre at Hagerstown	Hagerstown, MD	2002	2000	332,000
Frederick Crossing	Frederick, MD	2005	1999/2003	295,000
Randolph Shopping Center	Rockville, MD	2006	1972	82,000
Montrose Shopping Center	Rockville, MD	2006	1970	143,000

Subtotal				2,022,000

(1)	Development on approximately 60,000 square feet of the center was completed in December 2006.

Schedule of Properties (Cont.)

December 31, 2008

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET*
Multifamily Buildings * / # units
3801 Connecticut Avenue / 307	Washington, DC	1963	1951	179,000
Roosevelt Towers / 191	Falls Church, VA	1965	1964	170,000
Country Club Towers / 227	Arlington, VA	1969	1965	163,000
Park Adams / 200	Arlington, VA	1969	1959	173,000
Munson Hill Towers / 279	Falls Church, VA	1970	1963	259,000
The Ashby at McLean / 253	McLean, VA	1996	1982	252,000
Walker House Apartments / 212	Gaithersburg, MD	1996	1971/2003(2)	159,000
Bethesda Hill Apartments / 195	Bethesda, MD	1997	1986	226,000
Avondale / 237	Laurel, MD	1999	1987	170,000
Bennett Park / 224	Arlington, VA	2007	2007	268,000
Clayborne / 74	Alexandria, VA	2008	2008	87,000
Kenmore Apartments / 374	Washington, DC	2008	1948	269,000

Subtotal (2,773 units)				2,375,000

Industrial Distribution / Flex Properties
Fullerton Business Center	Springfield, VA	1985	1980	104,000
Charleston Business Center	Rockville, MD	1993	1973	85,000
Tech 100 Industrial Park	Elkridge, MD	1995	1990	166,000
Crossroads Distribution Center	Elkridge, MD	1995	1987	85,000
The Alban Business Center	Springfield, VA	1996	1981/1982	87,000
Ammendale Technology Park I	Beltsville, MD	1997	1985	167,000
Ammendale Technology Park II	Beltsville, MD	1997	1986	107,000
Pickett Industrial Park	Alexandria, VA	1997	1973	246,000
Northern Virginia Industrial Park	Lorton, VA	1998	1968/1991	787,000
8900 Telegraph Road	Lorton, VA	1998	1985	32,000
Dulles South IV	Chantilly, VA	1999	1988	83,000
Sully Square	Chantilly, VA	1999	1986	95,000
Amvax	Beltsville, MD	1999	1986	31,000
Fullerton Industrial Center	Springfield, VA	2003	1980	137,000
8880 Gorman Road	Laurel, MD	2004	2000	141,000
Dulles Business Park Portfolio	Chantilly, VA	2004/2005	1999-2005	324,000
Albemarle Point	Chantilly, VA	2005	2001/2003/2005	207,000
Hampton Overlook	Capital Heights, MD	2006	1989	134,000
Hampton South	Capital Heights, MD	2006	1989/2005	168,000
9950 Business Parkway	Lanham, MD	2006	2005	102,000
270 Technology Park	Frederick, MD	2007	1986-1987	157,000
6100 Columbia Park Road	Landover, MD	2008	1969	150,000

Subtotal				3,595,000

TOTAL				13,425,000

*	Multifamily buildings are presented in gross square feet.
(2)	A 16 unit addition referred to as The Gardens at Walker House was completed in October 2003.

Supplemental Definitions

December 31, 2008

Annualized base rent (ABR) is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.

Debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet plus the market value of shares outstanding at the end of the period.

EBITDA (a non-GAAP measure) is earnings before interest, taxes, depreciation and amortization.

Ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations (or net income if there are no discontinued operations) plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized.

Debt service coverage ratio is computed by dividing earnings before interest income and expense, depreciation, amortization and gain on sale of real estate by interest expense and principal amortization.

Funds from operations (FFO) - The National Association of Real Estate Investment Trusts, Inc. (NAREIT) defines FFO (April, 2002 White Paper) as net income (computed in accordance with generally accepted accounting principles (GAAP)) excluding gains (or losses) from sales of property plus real estate depreciation and amortization. FFO is a non-GAAP measure.

Funds Available for Distribution (FAD), a non-GAAP measure, is calculated by subtracting from FFO recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream and straight line rents, then adding non-real estate depreciation and amortization and adding or subtracting amortization of lease intangibles, as appropriate.

Recurring capital expenditures represents non-accretive building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard.”

Rent increases on renewals and rollovers are calculated as the difference, weighted by square feet, of the net ABR due the first month after a term commencement date and the net ABR due the last month prior to the termination date of the former tenant’s term.

Core portfolio properties include all properties that were owned for the entirety of the current and prior year reporting periods.

Core portfolio net operating income (NOI) growth is the change in the NOI of the core portfolio properties from the prior reporting period to the current reporting period.